EXHIBIT 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Stewart Information Services Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Allen Berryman, Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2013

/s/ J. Allen Berryman

Name: J. Allen Berryman

Title: Chief Financial Officer, Secretary, Treasurer

and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Stewart Information Services Corporation and will be retained by Stewart Information Services Corporation and furnished to the Securities and Exchange Commission or its staff upon request.